Exhibit 9(d)
              Agreement and Plan of Reorganization and Liquidation.




              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION


          AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION, dated as of December 18, 1995 (this "Agreement") between THE HANOVER FUNDS, INC. ("Hanover"), a Maryland corporation comprised of the following separate investment portfolios: The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund (each, a "Hanover Portfolio") and MUTUAL FUND TRUST ("MFT"), a Massachusetts business trust comprised of separate investment portfolios which include Vista Treasury Plus Money Market Fund, Vista U.S. Government Money Market Fund, Vista Global Money Market Fund, Vista Tax Free Money Market Fund and Vista New York Tax Free Money Market Fund and which is expected to include, at the Effective Time of the Reorganization (as defined herein), Vista 100% U.S. Treasury Securities Money Market Fund (each, an "MFT Portfolio").

         In consideration of the mutual promises herein contained, the parties hereto agree as follows:

SECTION 1.  SHAREHOLDER APPROVAL

                  (a) Hanover Meeting of Shareholders. A meeting of the shareholders of each Hanover Portfolio shall be called and held for the purpose of acting upon this Agreement and the transactions contemplated herein. MFT shall furnish to Hanover such data and information relating to MFT as shall be reasonably requested by Hanover for inclusion in the information to be furnished to such shareholders in connection with the meeting for the purpose of acting upon this Agreement and the transactions contemplated herein.

                  (b) MFT Meeting of Shareholders. A meeting of the shareholders of MFT shall be called and held for the purpose of all of the shareholders of MFT acting upon the matters referred to in clause (i) of Section 7(f) of this Agreement, the shareholders of each MFT Portfolio acting upon the matters referred to in clauses (ii) and (v) of Section 7(f) of this Agreement, and the shareholders of the MFT Portfolios referred to in clauses (iii) and/or (iv) of Section 7(f) of this Agreement acting upon the matters referred to therein.

SECTION 2.  REORGANIZATION

         The transactions described in this section are hereinafter referred to as the "Reorganization." For the avoidance of doubt, MFT's investment portfolios other than the MFT Portfolios (consisting of Vista Prime Money Market Fund, Vista California Tax Free Money Market Fund, Vista Tax Free Income Fund, Vista New York Tax Free Income Fund, Vista California Intermediate Tax Free Fund and Vista Federal Money Market Fund) are not parties to the Reorganization.



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                                                                               2



                  (a)  Plan of Reorganization and Liquidation.

                           (1) Hanover will cause each Hanover Portfolio to convey, transfer and deliver to the MFT Portfolio set forth opposite its name in the table attached hereto as Schedule I (each such MFT Portfolio being the "Corresponding MFT Portfolio" of the Hanover Portfolio set forth opposite its name, and each such Hanover Portfolio being the "Corresponding Hanover Portfolio" of the MFT Portfolio set forth opposite its name) at the closing provided for in Section 2(b) hereof (the "Closing") all of the then existing assets of such Hanover Portfolio. In consideration thereof, MFT agrees at the Closing to cause each MFT Portfolio (i) to assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 2(b) hereof), all of the obligations and liabilities of its Corresponding Hanover Portfolio and (ii) to issue and deliver to the Corresponding Hanover Portfolio full and fractional shares of that series and class of MFT's shares of beneficial interest, representing Vista Shares of such MFT Portfolio ("MFT Portfolio Shares"), equal to that number of full and fractional MFT Portfolio Shares as determined in Section 2(c) hereof. Any shares of capital stock, par value $.001 per share, of the Hanover Portfolios ("Hanover Portfolio Shares") held in the treasury of Hanover on the Effective Time of the Reorganization (as defined in Section 2(b) hereof) shall thereupon be retired.

                           (2) At the Effective Time of the Reorganization, each
                  Hanover Portfolio will liquidate and distribute pro rata to its holders of Hanover Portfolio Shares as of the Effective Time of the Reorganization the MFT Portfolio Shares of the Corresponding MFT Portfolio received by such Hanover Portfolio pursuant to this Section 2(a). Such liquidation and distribution will be accompanied by the establishment of an account on the respective share records of each MFT Portfolio in the name of each record holder of Hanover Portfolio Shares of the Corresponding Hanover Portfolio and representing the respective pro rata number of MFT Portfolio Shares due such shareholder. Fractional MFT Portfolio Shares will be carried to the third decimal place. Simultaneously with such crediting of MFT Portfolio Shares to the shareholders, the Hanover Portfolio Shares held by such shareholders shall be cancelled.

                           (3) As soon as  practicable  after the Effective Time
                  of the Reorganization, Hanover shall take all the necessary steps under Maryland law and Hanover's Articles of Incorporation, as amended and supplemented, to effect a complete dissolution of Hanover and to deregister Hanover under the Investment Company Act of 1940, as amended (the "Act").

                  (b) Closing and Effective Time of the Reorganization. Subject to the satisfaction of the conditions to the Closing specified in this Agreement, the Closing shall occur at 12:00 noon (with respect to the Vista Tax Free Money Market Fund and the Vista New York Tax Free Money Market Fund and their corresponding Hanover


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                                                                               3



         Portfolios) and at 2 p.m. (with respect to each of the other Vista Portfolios and their corresponding Hanover Portfolios), New York City time, on the day which is the later of (i) the final adjournment of the meeting of the holders of Hanover Portfolio Shares at which this Agreement will be considered, (ii) the declaration by the Securities and Exchange Commission (the "Commission") of the effectiveness of the First N-1A Amendment and the Second N-1A Amendment (each as defined in
         Section 5(b) hereof), (iii) July 31, 1996, and (iv) such later day as the parties may mutually agree (the "Effective Time of the Reorganization").

                  (c) Valuation. The number of full and fractional MFG Portfolio Shares to be issued pursuant to Section 2(a) hereof to holders of shares of the Corresponding Hanover Portfolio shall be determined by multiplying the number of shares of the Corresponding Hanover Portfolio that will be exchanged for such MFG Portfolio Shares by the appropriate exchange ratio computed as set forth below, the product of such multiplication to be rounded to the nearest one thousandth of a full share. For each Hanover Portfolio and its Corresponding MFT Portfolio, the exchange ratio shall be the number determined by dividing the net asset value per share of the Hanover Portfolio Shares by the net asset value per share of the MFT Portfolio Shares of the Corresponding MFT Portfolio, in each case such values to be determined on a consistent basis by the valuation procedures that have been adopted by the Board of Trustees of MFT, as of the Effective Time of the Reorganization; provided, that in the case of Vista 100% U.S. Treasury Securities Money Market Fund and The 100% U.S. Treasury Securities Money Market Fund of Hanover, the exchange ratio shall be one. Each such exchange ratio shall be rounded to the nearest ten thousandth.

         All computations of value shall be made in accordance with the regular practice of the MFT Portfolios as of the Effective Time by the agent then responsible for pricing shares of the MFT Portfolios.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF MFT

         MFT represents and warrants to Hanover as follows:

                  (a) Organization, Existence, etc. MFT is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted, and each MFT Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. MFT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

                  (b) Registration as Investment Company. MFT is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.



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                                                                               4



                  (c) Current Offering Documents. The current prospectuses and statements of additional information of MFT, each dated October 28, 1994 and included in MFT's registration statement on Form N-1A filed with Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act, and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements herein, in light of the circumstances under which they were made, not misleading.

                  (d) Capitalization. MFT has an unlimited number of authorized shares of beneficial interest, currently without par value, of which as of ________, 1995 there were outstanding the following numbers of shares of the MFT Portfolios: _______ shares of Vista Treasury Plus Money Market Fund (consisting of __________ Premier Shares and
         __________ Institutional Shares), ________ shares of Vista U.S. Government Money Market Fund (consisting of __________ Vista Shares, __________ Premier Shares and __________ Institutional Shares),
         ________  shares of Vista  Global  Money  Market  Fund  (consisting  of
         __________  Vista  Shares,  __________  Premier  Shares and  __________
         Institutional Shares), _______ shares of Vista Tax Free Money Market Fund (consisting of __________ Vista Shares, __________ Premier Shares and __________ Institutional Shares), and _______ shares of Vista New York Tax Free Money Market Fund (all of the Vista Shares class). There are no outstanding shares of Vista 100% U.S. Treasury Money Market Fund. All of the outstanding shares of MFT have been duly authorized and are validly issued, fully paid and nonassessable. Because MFT is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of each MFT Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

                  (e) Financial Statements. The financial statements of MFT for the fiscal year ended August 31, 1995, which have been audited by Price Waterhouse LLP, (the "MFT Financial Statements"), previously delivered to Hanover, fairly present the financial position of MFT as of the dates thereof and the results of its operations and changes in its net assets for each of the periods indicated, in accordance with GAAP.

                  (f) Shares to be Issued Upon Reorganization. The MFT Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the MFT Portfolios' Prospectuses and recognizing that under Massachusetts law, shareholders of an MFT Portfolio could, under certain circumstances, be held personally liable for the obligations of such MFT Portfolio).

                    (g) Authority Relative to this Agreement. MFT has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by MFT's Board of Trustees and no other proceedings by MFT other than those contemplated under this Agreement are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. MFT is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Agreement in accordance with its terms.

                  (h) Liabilities. There are no liabilities of MFT or the MFT Portfolios, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the MFT Financial Statements and liabilities incurred in the ordinary course of business subsequent to August 31, 1995 or otherwise previously disclosed to Hanover, none of which has been materially adverse to the business, assets or results of operations of MFT.

                  (i) No Material Adverse Change. Since August 31, 1995, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of MFT, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

                  (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of MFT, threatened which would adversely affect MFT or the MFT Portfolios or MFT's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against MFT and, to the knowledge of MFT, there are no regulatory investigations of MFT pending or threatened, other than routine inspections and audits.

                  (k) Contracts. Except for contracts and agreements disclosed to Hanover on Schedule II hereto under which no default exists, MFT is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the MFT Portfolios. As of the Effective Time of the Reorganization, MFT will have no liability in respect of any of the contracts referred to in Section 5(f) with respect to which MFT is to receive releases.

                  (l) Taxes. The federal income tax returns of MFT and each MFT Portfolio, and all other income tax returns required to be filed by MFT and any MFT Portfolio, have been filed for all taxable years to and including August 31, 1994, and all taxes payable pursuant to such returns have been paid. To the knowledge of MFT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by MFT or any MFT Portfolio have been paid so far as due. Each portfolio of MFT, other than Vista 100% U.S. Treasury Securities Money Market Fund, which has not yet commenced operations, is qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), in respect of each taxable year since commencement of its operations.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF HANOVER

         Hanover represents and warrants to MFT as follows:

                  (a) Organization, Existence, etc. Hanover is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted, and each Hanover Portfolio is a validly existing series of shares of such corporation representing interests therein under the laws of Maryland. Hanover has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

                  (b) Registration as Investment Company. Hanover is registered under the Act as an open-end diversified investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

                  (c) Current Offering Documents. The current prospectus and statement of additional information of Hanover, each dated March 30, 1995 and included in Hanover's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act, and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Capitalization. The authorized capital stock of Hanover consists of 10,000,000,000 shares of Common Stock, each having a par value $.001 per share. As of ________, 1995, there were outstanding ______ shares of The 100% U.S. Treasury Securities Money Market Fund,
         _______ shares of The U.S. Treasury Money Market Fund, ________ shares of The Government Money Market Fund, _______ shares of The Cash Management Fund, _______ shares of The Tax Free Money Market Fund, ________ and shares of The New York Tax Free Money Market Fund. All of the outstanding shares of Hanover have been duly authorized and are validly issued, fully paid and nonassessable. Because Hanover is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the time of the Closing, be held by the shareholders of record of the Hanover Portfolios as set forth on the books and records of Hanover's transfer agent (and in the amounts set forth therein) and as set forth in any list of shareholders of record provided to MFT for purposes of the Closing, and no such shareholders of record will have any preemptive rights to purchase any of such shares, and Hanover does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares (other then dividend reinvestment plans of the Hanover Portfolios or as set forth in this Agreement), nor are there outstanding any securities convertible into any shares of the Hanover Portfolios (except pursuant to exchange privileges described in the current Prospectus and Statement of Additional Information of Hanover). All of each Hanover Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

                  (e) Financial Statements. The financial statements of Hanover for the year ended November 30, 1994, which have been audited by KPMG Peat Marwick LLP, and the unaudited financial statements of Hanover for the six months ended May 31, 1995 (collectively, the "Hanover Financial Statements"), previously delivered to MFT, fairly present the financial position of Hanover as of the date thereof, and the results of its operations and changes in its net assets for the periods indicated, in accordance with GAAP.

                  (f) Authority Relative to this Agreement. Hanover has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its Board of Directors, and, except for approval by the shareholders of Hanover, no other proceedings by Hanover are necessary other than those contemplated under this Agreement to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Hanover is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Agreement in accordance with its terms.

                  (g) Liabilities. There are no liabilities of Hanover, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Hanover Financial Statements and liabilities incurred in the ordinary course of business subsequent to [date that is fiscal year or stub period end] or otherwise previously disclosed to MFT, none of which has been materially adverse to the business, assets or results of Hanover.

                  (h) No Material Adverse Change. Since May 31, 1995, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of Hanover, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

                  (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of Hanover, threatened which would adversely affect Hanover or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against Hanover and, to the knowledge of Hanover, there are no regulatory investigations of Hanover pending or threatened, other than routine inspections and audits.



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                                                                               8



                  (j) Contracts. Except for contracts and agreements disclosed to MFT on Schedule II hereto under which no default exists, Hanover is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever. As of the Effective Time of the Reorganization, Hanover will have no liability in respect of any of the contracts referred to in Section 6(e) with respect to which Hanover is to receive releases.

                  (k) Taxes. The federal income tax returns of Hanover and each Hanover Portfolio, and all other income tax returns required to be filed by Hanover, have been filed for all taxable years to and including the taxable year ended November 30, 1994, and all taxes payable pursuant to such returns have been paid. To the knowledge of Hanover, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by Hanover or any Hanover Portfolio have been paid so far as due. Each Hanover Portfolio has qualified as a regulated investment company under the Code in respect of each taxable year since commencement of its operations.

SECTION 5.  COVENANTS OF MFT

         MFT covenants to Hanover as follows:

                  (a) Portfolio Securities. All securities owned by MFT as of the Effective Time of the Reorganization will be owned by MFT free and clear of any liens, claims, charges, options and encumbrances, except as may be indicated in a schedule delivered by MFT to Hanover immediately prior to the Effective Time of the Reorganization or as may be permitted under the Act.

                  (b) Formation of New Portfolio; Amendment of Registration Statement on Form N-1A. Prior to the Effective Time of the Reorganization, MFT will cause the formation and registration of Vista 100% U.S. Treasury Securities Money Market Fund, including filing an amendment or amendments to MFT's registration statement on Form N-1A (collectively, the "First N-1A Amendment") with the Commission relating to the registration of Vista 100% U.S. Treasury Securities Money Market Fund. The investment objective and policies of Vista 100% U.S. Treasury Securities Money Market Fund will conform with the descriptions thereof contained in the Prospectus and Statement of Additional Information in the form presented to the Hanover Board of Directors. MFT will not issue any shares of Vista 100% U.S. Treasury Securities Money Market Fund prior to the Effective Time of the Reorganization except as contemplated by this Agreement. Prior to the Effective Time of the Reorganization, MFT will also file an amendment to MFT's registration statement on Form N-1A (the "Second N-1A Amendment") with the Commission to conform the descriptions of the MFT Portfolios in such registration statement with the descriptions of the MFT Portfolios in the Registration Statement (as defined in Section 5(c) hereof), as the Registration Statement may be amended or supplemented prior to the Effective Time of the Reorganization.



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                                                                               9



                  (c) Registration Statement. MFT shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the MFT Portfolio Shares issuable hereunder. At the time the Registration Statement becomes effective, the Registration Statement (i)) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information included therein (the "Statement of Additional Information"), as amended or supplemented by any amendments or supplements filed by MFT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from a Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by Hanover for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in Section 6(b) hereof.

                  (d) Cooperation in Effecting Reorganization. MFT agrees to use all reasonable efforts (by taking such actions as may be necessary or advisable) to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals. MFT will cooperate fully with Hanover in preparing and effecting any filings with the Federal Trade Commission required under federal antitrust laws with respect to the proposed Reorganization.

                  (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, MFT shall conduct its business in the ordinary course until the consummation of the Reorganization.

                  (f) Interim Advisory Arrangements. Each portfolio of MFT shall enter into an interim advisory agreement with The Chase Manhattan Bank, N.A. that will be effective beginning at the time the merger of Chemical Banking Corporation and The Chase Manhattan Corporation is consummated, and each such agreement shall have been approved by the Board of Trustees of MFT. MFT shall have obtained from the Commission exemptive relief from Section 15(a) of the Act enabling it to enter into the interim advisory agreements referred to above without obtaining prior shareholder approval, and shall comply with all representations and conditions contained in the Commission's order issued in connection therewith.

SECTION 6.  COVENANTS OF HANOVER

         Hanover covenants to MFT as follows:

                    (a) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), each Hanover Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on Hanover's books. At least five (5) business days prior to the Closing, each Hanover Portfolio will provide MFT with a list of its assets and a list of its stated Liabilities. Each Hanover Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Closing but will not, without the prior approval of MFT, acquire any additional securities other than securities which the Corresponding MFT Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that MFT informs Hanover that a Hanover Portfolio holds any investments that its Corresponding MFT Portfolio would not be permitted to hold, the Hanover Portfolio will dispose of such securities prior to the Closing to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, Hanover will prepare and deliver to MFT, immediately prior to the Effective Time of the Reorganization, a Schedule of Investments (the "Schedule") listing all the securities owned by each Hanover Portfolio as of the Effective Time of the Reorganization. All securities to be listed in the Schedule as of the Effective Time of the Reorganization will be owned by Hanover free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule or as permitted by the Act, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

                  (b) Registration Statement. In connection with the Registration Statement, Hanover will cooperate with MFT and will furnish to MFT the information relating to Hanover required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectuses and Statements of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to Hanover, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in
         Section 1(a) hereof and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by MFT, insofar as they relate to Hanover, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by Hanover for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this
         Section 6(b).

                  (c) Cooperation in Effecting Reorganization. Hanover agrees to use all reasonable efforts (by taking such actions as may be necessary or advisable) to effectuate the Reorganization, including calling the meeting of shareholders referred to in Section 1(a) of this Agreement, and to obtain any necessary regulatory approvals. Hanover will cooperate fully with MFT in preparing and effecting any filings with the Federal Trade Commission required under federal antitrust laws with respect to the proposed Reorganization. Hanover will assist MFT in obtaining such information as MFT reasonably requests concerning the beneficial ownership of the shares of the Hanover Portfolios.

                  (d) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, Hanover shall conduct its business in the ordinary course until the consummation of the Reorganization.

                  (e) Contract Terminations. Hanover shall, prior to the consummation of the Reorganization, terminate its agreements with The Portfolio Group, Inc. (with respect to the 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund and The New York Tax Free Money Market
         Fund), Texas Commerce Bank, National Association (with respect to The Cash Management Fund and The Tax Free Money Market Fund), Chemical Bank, Furman Selz Incorporated, Hanover Funds Distributor, Inc., and each of the financial institutions with whom Hanover has entered into a shareholder servicing agreement (as set forth in Schedule II hereto) for Investment Advisory, Administration, Administration and Fund Accounting, Custody, Distribution, Transfer Agency, SubTransfer Agency and Shareholder Servicing services, as the case may be, such terminations to be effective as of the Effective Time of the Reorganization.

SECTION 7.  CONDITIONS TO OBLIGATIONS OF HANOVER

         The obligations of Hanover hereunder with respect to the consummation of the Reorganization as it relates to each Hanover Portfolio are subject to the satisfaction of the following conditions:

                  (a) Approval by Hanover Shareholders. This Agreement and the transactions contemplated by the Reorganization, including, when necessary, a temporary amendment of the investment restrictions that might otherwise preclude the consummation of the Reorganization, shall have been approved by the requisite vote of the shares of each Hanover Portfolio entitled to vote in the matter.

                    (b) Covenants, Warranties and Representations. MFT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), there shall have been no material adverse change (as defined in Section 3(i)) in the financial condition, results of operations, business, properties or assets of the MFT Portfolios since August 31, 1995, and Hanover shall have received a certificate of the President of MFT satisfactory in form and substance to Hanover so stating. Hanover shall also have received certificates of (i) The Chase Manhattan Bank, N.A., in its capacity as investment adviser to MFT and as MFT's administrator, and (ii) Vista Broker-Dealer Services, Inc., in its capacity as MFT's distributor, in each case to the effect that, as of the Effective Time of the Reorganization, such entity is not aware that any of the representations and warranties of MFT herein is not true in all material respects.

                  (c) Regulatory Approval. The Registration Statement, the First N-1A Amendment and the Second N-1A Amendment shall each have been declared effective by the Commission, no stop orders under the Securities Act pertaining thereto shall have been issued and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

                  (d) Tax Opinion. Hanover shall have received the opinion of Simpson Thacher & Bartlett dated on or before the date of the Closing, addressed to and in form and substance satisfactory to Hanover, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to each Hanover Portfolio and its Corresponding MFT Portfolio, and to shareholders of each Hanover Portfolio. For purposes of rendering their opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Agreement, the prospectus/proxy statement which will be distributed to the shareholders of the Hanover Portfolios in connection with the Reorganization, and upon such other written representations as the President of each of Hanover and MFT will have verified as of the Effective Time of the Reorganization. The opinion of Simpson Thacher & Bartlett will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to each Hanover Portfolio and its Corresponding MFT Portfolio; (ii) no gain or loss will be recognized by any of the Hanover Portfolios or the Corresponding MFT Portfolios upon the transfer of all the assets and liabilities, if any, of each Hanover Portfolio to its Corresponding MFT Portfolio solely in exchange for MFT Portfolio Shares or upon the distribution of the MFT Portfolio Shares to the holders of Hanover Portfolio Shares solely in exchange for all of their Hanover Portfolio Shares; (iii) no gain or loss will be recognized by shareholders of any of the Hanover Portfolios upon the exchange of such Hanover Portfolio Shares solely for MFT Portfolio Shares; (iv) the holding period and tax basis of the MFT Portfolio Shares received by each holder of Hanover Portfolio Shares pursuant to the Reorganization will be the same as the holding period (provided the Hanover Portfolio Shares were held as a capital asset on the date of the Reorganization) and tax basis of the Hanover Portfolio Shares held by the shareholder immediately prior to the Reorganization; and (v) the holding period and tax basis of the assets of each of the

         Hanover Portfolios acquired by its Corresponding MFT Portfolio will be the same as the holding period and tax basis of those assets to each of the Hanover Portfolios immediately prior to the Reorganization.

                  The payment by Chemical Banking Corporation and/or The Chase Manhattan Corporation of the related Reorganization expenses referred to in Section 10 hereof will not affect the opinions set forth above regarding the tax consequences of the exchanges by Hanover and the shareholders of Hanover; however, Simpson Thacher & Bartlett will express no opinion as to any federal income tax consequences to any of the parties of the payment of such expenses by Chemical Banking Corporation and/or The Chase Manhattan Corporation.

                  (e) Opinion of Counsel. Hanover shall have received the opinion of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel for MFT, dated as of the date of the Closing, addressed to and in form and substance satisfactory to Hanover, to the effect that: (i) MFT is a business trust duly organized and existing under the laws of the Commonwealth of Massachusetts, and each MFT Portfolio is a validly existing series of shares of such business trust; (ii) MFT is an open-end investment company of the management type registered under the Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of MFT and this Agreement has been duly executed and delivered by MFT and is a valid and binding obligation of MFT enforceable against MFT in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; (iv) the Registration Statement has been declared effective under the Securities Act and to the best of such counsel's knowledge after reasonable investigation no stop order has been issued or threatened suspending its effectiveness;
         (v) to the best of such counsel's knowledge, no consent, approval, order or other authorization of any federal or New York state or Massachusetts state court or administrative or regulatory agency is required for MFT to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of MFT; (vi) to the best of such counsel's knowledge, MFT is not in breach or violation of any material contract listed on Schedule II hereto to which it is a party, which breach or violation would (a) affect the ability of MFT to enter into this Agreement or consummate the transactions contemplated hereby, including the Reorganization, or (b) have a material adverse effect on the business or financial condition of MFT; (vii) to the best of such counsel's knowledge, no federal or New York state or Massachusetts state administrative or regulatory proceeding is pending or threatened against MFT which would (i) affect the ability of MFT to enter into this Agreement or consummate the transactions contemplated hereby, including the Reorganization, or (b) have a material adverse effect on the business or financial condition of MFT; and (viii) the MFT Portfolio Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable. In rendering such opinion, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel may rely on the opinion of Massachusetts counsel as to matters relating to Massachusetts law and on certificates of officers and/or trustees of MFT as to factual matters.

                  (f) Board of Trustees Approvals. The Board of Trustees of MFT shall have taken the following action with respect to MFT or the MFT Portfolios, as the case may be, at a meeting duly called for such purposes:

                                  (i) approval of the selection of Price Waterhouse LLP as MFT's independent auditors for the fiscal year ending August 31, 1996, on terms acceptable to the Hanover Board of Directors;

                                   (ii) approval of an investment advisory agreement with The Chase Manhattan Bank, N.A. with respect to each MFT Portfolio, in each case in the form presented to the Hanover Board of Directors;

                                (iii) approval of sub-investment advisory agreements between The Chase Manhattan Bank, N.A. and Texas Commerce Bank, National Association with respect to the Vista Global Money Market Fund (to be renamed the Vista Cash Management Fund in connection with the Reorganization) and the Vista Tax Free Money Market Fund, and between The Chase Manhattan Bank, N.A. and Chase Asset Management, Inc., with respect to each other MFT Portfolio, in each case in the form presented to the Hanover Board of Directors;

                                 (iv) approval of the application of MFT's distribution plan pursuant to Rule 12b-1 under the Act to Vista Shares of the Vista 100% U.S. Treasury Securities Money Market Fund, to conform with the Prospectus and Statement of Additional Information in the form presented to the Hanover Board of Directors, as the Prospectus and Statement of Additional Information may be amended or supplemented at the time of the shareholders' meeting referred to in Section 1(a) hereof;

                                  (v) approval of the modification of certain fundamental investment limitations of the MFT Portfolios and certain other investment policies to conform with the descriptions thereof contained in the Prospectus and Statement of Additional Information in the form presented to the Hanover Board of Directors or as may be amended or supplemented at the time of the shareholder's meeting referred to in Section 1(a) hereof; and

                                 (vi)  creation  of Vista  Shares  in the  Vista
                  Treasury Plus Money Market Fund and authorization of the issuance by MFT, immediately prior to the Effective Time of the Reorganization, of one Vista Share of Vista 100% U.S. Treasury Securities Money Market Fund of MFT to ______________ in consideration for payment equal to the net asset value per share of The 100%

                  U.S. Treasury Securities Money Market Fund of Hanover, and one Vista Share of Vista Treasury Plus Money Market Fund of MFT to ______________ in consideration for payment equal to the net asset value per share of The U.S Treasury Money market Fund of Hanover for the purpose of enabling ________________ to vote on the matters referred to in paragraph (g) and (h), respectively, of Section 8.

                  (g) Trustees and Officers Insurance. Chemical Banking Corporation and/or The Chase Manhattan Corporation shall have purchased trustees and officers liability insurance coverage referred to in
         Section 10(b) of this Agreement.

                   (h) Contract Terminations. Hanover shall have terminated the agreements referred to in Section 6(e) of this Agreement as provided therein.

                   (i) Bank Holding Company Merger. The merger of The Chase Manhattan Corporation with and into Chemical Banking Corporation shall have been consummated.

SECTION 8.  CONDITIONS TO OBLIGATIONS OF MFT

         The obligations of MFT hereunder with respect to the consummation of the Reorganization as it relates to each MFT Portfolio are subject to the satisfaction of the following conditions:

                  (a) Approval by Shareholders. This Agreement and the transactions contemplated by the Reorganization, including, when necessary, a temporary amendment of the investment restrictions that might otherwise preclude the consummation of the Reorganization, shall have been approved by the requisite vote of the shares of each Hanover Portfolio entitled to vote on the matter.

                  (b) Covenants, Warranties and Representations. Hanover shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), there shall have been no material adverse change (as defined in Section 4(h)) in the financial condition, results of operations, business, properties or assets of the Hanover Portfolios since November, 1995, and MFT shall have received a certificate of the President of Hanover satisfactory in form and substance to MFT so stating. MFT shall also have received certificates of (i) The Portfolio Group, Inc., in its capacity as investment adviser to The U.S. Treasury Money Market Fund, The Government Money Market Fund, The 100% U.S. Treasury Securities Money Market Fund and The New York Tax Free Money Market Fund of Hanover, (ii) Texas Commerce Bank, National Association, in its capacity as investment adviser to The Cash Management Fund and The Tax Free Money Market Fund of Hanover, (iii) Furman Selz Incorporated, in its capacity as Hanover's administrator and (iv) Hanover Funds Distributor, Inc., in its capacity as Hanover's distributor, in each case to the effect that, as of the Effective Time of the

         Reorganization,   such   entity   is  not   aware   that   any  of  the
         representations and warranties of Hanover herein is not true in all material respects.

                  (c) Portfolio Securities. All securities to be acquired by each MFT Portfolio in the Reorganization shall have been approved for acquisition by the investment adviser of such MFT Portfolio as consistent with the investment policies of such MFT Portfolio and all such securities on the books of the Corresponding Portfolio that are not readily marketable shall be valued on the basis of an evaluation by an independent appraiser acceptable to both Hanover and MFT at the expense of Chemical Banking Corporation and/or The Chase Manhattan Corporation, taking into account the information contained in the Schedule.

                  (d) Regulatory Approval. The Registration Statement, the First N-1A Amendment and the Second N-1A Amendment shall each have been declared effective by the Commission, no stop orders under the Securities Act pertaining thereto shall have been issued and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

                  (e) Tax Opinion. MFT shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the date of the Closing, addressed to and in form and substance satisfactory to MFT, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to each Hanover Portfolio and its Corresponding MFT Portfolio, and to shareholders of each Hanover Portfolio. For purposes of rendering their opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification as to factual matters, upon the statements made in this Agreement, the prospectus/proxy statement which will be distributed to the shareholders of the Hanover Portfolios in connection with the Reorganization, and upon such other written representations as the President of each of Hanover and MFT will have verified as of the Effective Time of the Reorganization. The opinion of Simpson Thacher & Bartlett will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of Code with respect to each Hanover Portfolio and its Corresponding MFT Portfolio; (ii) no gain or loss will be recognized by any of the Hanover Portfolios or the Corresponding MFT Portfolios upon the transfer of all the assets and liabilities, if any, of each Hanover Portfolio to its Corresponding MFT Portfolio solely in exchange for MFT Portfolio Shares or upon the distribution of the MFT Portfolios Shares to the holders of Hanover Portfolio Shares solely in exchange for all of their Hanover Portfolios Shares; (iii) no gain or loss will be recognized by shareholders of any of the Hanover Portfolios upon the exchange of such Hanover Portfolio Shares solely for MFT Portfolio Shares; (iv) the holding period and tax basis of the MFT Portfolio Shares received by each holder of Hanover Portfolio Shares pursuant to the Reorganization will be the same as the holding period (provided the Hanover Portfolio Shares were held as a capital asset on the date of the Reorganization) and tax basis of the Hanover Portfolio Shares held by the shareholder immediately prior to the Reorganization; and (v) the holding period and tax basis of the assets of each of the

         Hanover Portfolios acquired by its Corresponding MFT Portfolio will be the same as the holding period and tax basis of those assets to each of the Hanover Portfolios immediately prior to the Reorganization.

                  The payment by Chemical Banking Corporation and/or The Chase Manhattan Corporation of the related Reorganization expenses referred to in Section 10 hereof will not affect the opinions set forth above regarding the tax consequences of the exchanges by Hanover and the shareholders of Hanover; however, Simpson Thacher & Bartlett will express no opinion as to any federal income tax consequences to any of the parties of the payment of such expenses by Chemical Banking Corporation and/or The Chase Manhattan Corporation.

                  (f) Opinion of Counsel. MFT shall have received the opinion of
         Simpson  Thacher & Bartlett,  as counsel for  Hanover,  dated as of the date of the Closing, addressed to and in form and substance satisfactory to MFT, to the effect that (i) Hanover is a corporation duly organized and validly existing under the laws of the State of Maryland and each Hanover Portfolio is a validly existing series of shares of such corporation; (ii) Hanover is an open-end investment company of the management type registered under the Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of Hanover and this Agreement has been duly executed and delivered by Hanover and is a valid and binding obligation of Hanover enforceable against Hanover in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; (iv) to the best of such counsel's knowledge, no consent, approval, order or other authorization of any federal or New York state or Maryland state court or administrative or regulatory agency is required for Hanover to enter into this Agreement or carry out its terms that has not already been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of Hanover; (v) to the best of such counsel's knowledge, Hanover is not in breach or violation of any material contract listed on Schedule II hereto to which it is a party, which breach or violation would (a) affect the ability of Hanover to enter into this Agreement or consummate the transactions contemplated hereby, including the Reorganization, or (b) have a material adverse effect on the business or financial condition of Hanover; and (vi) to the best of such counsel's knowledge, no federal or New York state or Maryland state administrative or regulatory proceeding is pending or threatened against Hanover which would (a) affect the ability of Hanover to enter into this Agreement or consummate the transactions contemplated hereby, including the Reorganization, or (b) have a material adverse effect on the business or financial condition of Hanover. In rendering such opinion, Simpson Thacher & Bartlett may rely on the opinion of Maryland counsel as to matters relating to Maryland law, and on certificates of officers and/or trustees of Hanover as to factual matters.

                  (g) Vote by the Sole Shareholder of Vista 100% U.S. Treasury Securities Money Market Fund. _____________ shall have voted, immediately after it becomes sole shareholder of Vista Shares of Vista 100% U.S. Treasury Securities Money Market Fund of MFT and prior to the receipt by Hanover of any of Vista 100% U.S. Treasury Securities Money Market Fund shares other than the share purchased by _____________ pursuant to Section 7(f) hereof, to:

                                   (i) approve the investment advisory agreement
                   between MFT and The Chase Manhattan Bank, N.A., and the sub-investment advisory agreement between The Chase Manhattan Bank and Chase Asset Management, Inc. with respect to Vista 100% U.S. Treasury Securities Money Market Fund as contemplated by Section 7(f) hereof;

                                   (ii) approve MFT's distribution plan pursuant
                   to Rule 12b-1 under the Act for Vista Shares of Vista 100% U.S. Treasury Securities Money Market Fund as contemplated by
                   Section 7(f) hereof;

                                   (iii)  approve  all  persons  who  are  to be
                   Trustees  of  MFT   effective   upon   consummation   of  the
                   Reorganization as Trustees of MFT; and

                                 (iv) approve the selection of Price  Waterhouse
                  LLP as MFT's independent auditors for the fiscal year ending August 31, 1996.

                  (h) Vote by the Sole Shareholder of Vista Shares of Vista Treasury Plus Money Market Fund. _____________ shall have voted, immediately after it becomes sole shareholder of Vista Shares of Vista Treasury Plus Money Market Fund of MFT and prior to the receipt by Hanover of any of Vista Treasury Plus Money Market Fund shares other than the share purchased by _____________ pursuant to Section 7(g) hereof, to approve MFT's distribution plan pursuant to Rule 12b-1 under the Act for Vista Shares of Vista Treasury Plus Money Market Fund as contemplated by Section 7(g) hereof.

                   (i) Contract Terminations. Hanover shall have terminated the agreements referred to in Section 6(e) of this Agreement as provided therein.

                   (j) Bank Holding Company Merger. The merger of The Chase Manhattan Corporation with and into Chemical Banking Corporation shall have been consummated.

SECTION 9.  AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS,
            WARRANTIES AND REPRESENTATIONS

                  (a) Amendments. The parties hereto may, by agreement in writing authorized by their respective Board of Trustees or Board of Directors, amend this Agreement at any time before or after approval hereof by the shareholders of Hanover or MFT or both, but after such approval, no amendment shall be made which substantially changes the terms hereof.

                  (b) Waivers. At any time prior to the Effective Time of the Reorganization, either of the parties hereto may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that neither party may waive the conditions set forth in Sections 7(c) or 8(d) hereof.

                  (c) Termination by Hanover. Hanover may terminate this Agreement at any time prior to the Effective Time of the Reorganization by notice to MFT and Chemical Banking Corporation if (i) a material condition to its performance hereunder or a material covenant of MFT contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Agreement shall be made by MFT.

                  (d) Termination by MFT. MFT may terminate this Agreement at any time prior to the Effective Time of the Reorganization by notice to Hanover and Chemical Banking Corporation if (i) a material condition to its performance hereunder or a material covenant of Hanover contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Agreement shall be made by Hanover.

                  (e) Termination by either Hanover or MFT. This Agreement may be terminated by Hanover or MFT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Agreement by the shareholders of Hanover, without liability on the part of either party hereto, its respective Directors, Trustees, officers or shareholders, or Chemical Banking Corporation, on notice to the other parties in the event that such party's Board of Directors or Board of Trustees, as the case may be, determines that proceeding with this Agreement is not in the best interest of that party's shareholders. Unless the parties hereto shall otherwise agree in writing, this Agreement shall terminate without liability as of the close of business on July 31, 1996 if the Effective Time of the Reorganization is not on or prior to such date.

                  (f) Survival. No representations, warranties or covenants in or pursuant to this Agreement (including certificates of officers), except for the provisions of Section 10 of this Agreement, shall survive the Reorganization.

SECTION 10.  EXPENSES; INSURANCE

                  (a) Except as otherwise specified in this Section 10, the expenses of the Reorganization will be borne by Chemical Banking Corporation and/or The Chase Manhattan Corporation. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the Securities Act covering the MFT Portfolio Shares to be issued pursuant to the provisions of this Agreement (other than registration fees payable to the Commission in respect of the registration of such shares, which shall be payable by the respective MFT Portfolios in which such shares represent interests); (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Corresponding MFT Portfolio Shares to be issued in connection herewith in each state in which shareholders of the corresponding Hanover Portfolios are resident as of the date of the mailing of the Prospectus to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

                  (b) Chemical Banking Corporation and/or The Chase Manhattan Corporation agrees to purchase, prior to the Effective Time of the Reorganization, trustee and officers liability insurance coverage for the benefit of the Board of Directors of Hanover for a period of one year following the Closing, the coverage and policy limits to be no less favorable than those of the Hanover insurance coverage currently in existence.

SECTION 11.  NOTICES

         Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

                  (a)  if to Hanover, to it at:

                 237 Park Avenue
                 New York, New York 10017
                 Attention: Joan V. Fiore, Esq.
                 Facsimile: (212) 808-3980

                 with a copy to:

                 Simpson Thacher & Bartlett
                 425 Lexington Avenue
                 New York, New York 10017
                 Attention:  Gary S. Schpero, Esq.
                 Facsimile: (212) 455-2502


                  (b)  if to MFT, to it at:

                 125 West 55th Street
                 New York, New York 10019
                 Attention:  Ann Bergin
                 Facsimile: (212) ______________

                 with a copy to:

                 Kramer, Levin, Naftalis, Nessen, Kamin & Frankel
                 919 Third Avenue
                 New York, New York 10022
                 Attention: Carl Frischling, Esq.
                 Facsimile: (212) 715-8000

                  (c)  if to Chemical Banking Corporation, to it at:

                 270 Park Avenue
                 48th Floor
                 New York, New York 10017
                 Attention: Gary N. Gordon
                 Facsimile: (212) 270-4173

                 with a copy to:
                 c/o Chemical Bank
                 270 Park Avenue
                 New York, New York 10017
                 Attention: Molly Sheehan, Esq.
                 Facsimile: (212) 270-1224

                  (d)  if to The Chase Manhattan Corporation, to it at:

                 c/o Vista Capital Management
                 101 Park Avenue
                 New York, New York  10178
                 Attention:  Leonard M. Spalding, Jr.
                 Facsimile: (212) 907-6123

                 with a copy to:

                 c/o The Chase Manhattan Bank, N.A.
                 One Chase Manhattan Plaza
                 New York, New York  10081
                 Attention:  Deborah B. Oliver, Esq.
                 Facsimile: (212) 552-4786

SECTION 12.  GENERAL

         This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by Hanover and MFT and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

         Copies of the Declaration of Trust, as amended, establishing MFT are on file with the Secretary of the Commonwealth of Massachusetts and with the City Clerk for the City of Boston, and notice is hereby given that this Agreement and Plan of Reorganization and Liquidation is executed on behalf of MFT by officers of MFT as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers, shareholders, employees or agents of MFT individually but are binding only upon the assets and property of MFT.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Attest:                                              MUTUAL FUND TRUST


By:______________________                            By_______________________


Attest:                                              THE HANOVER FUNDS, INC.


By:______________________                            By________________________



         Accepted and agreed to as to Sections 8(c) and 10:

CHEMICAL BANKING CORPORATION


By:______________________
         [              ]
         Attorney-in-fact


THE CHASE MANHATTAN CORPORATION


By:______________________
         [              ]
         Attorney-in-fact

                                                                      SCHEDULE I
                                                                    to Agreement


               CORRESPONDING PORTFOLIOS OF THE HANOVER FUNDS, INC.
                              AND MUTUAL FUND TRUST



Hanover Portfolios                         Corresponding MFT Portfolios
------------------                         ----------------------------

The 100% U.S. Treasury                     Vista 100% U.S. Treasury
  Securities Money Market Fund               Securities Money Market Fund

The U.S. Treasury Money Market Fund        Vista Treasury Plus Money Market Fund

The Government Money Market Fund           Vista U.S. Government Money Market
                                             Fund

The Cash Management Fund                   Vista Global Money Market Fund

The Tax Free Money Market Fund             Vista Tax Free Money Market Fund

The New York Tax Free Money                Vista New York Tax Free Money
  Market Fund                                Market Fund